Exhibit 10.1

SUBJECT TO FRE 408

 PRIVILEGED AND CONFIDENTIAL

 EXECUTION VERSION

FORBEARANCE AND STANDSTILL AGREEMENT

FORBEARANCE AND STANDSTILL AGREEMENT, dated as of January 15, 2016 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Forbearance Agreement”), by and among Eagle Bulk Shipping Inc., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands (the “Borrower”), the companies party to the Loan Agreement (as defined below) as guarantors, each a limited liability company formed and existing under the laws of the Republic of the Marshall Islands (collectively, the “Guarantors” and, together with the Borrower, the “Obligors”, and any one of them, individually, an “Obligor”), and the banks and financial institutions party to the Loan Agreement as “Lenders” identified on the signature pages hereto (such Lenders, constituting the Majority Lenders under and as defined in the Loan Agreement, collectively, the “Specified Lenders”, and any one of them, individually, a "Specified Lender") (the Specified Lenders together with the Obligors, collectively, the “Parties”, and any one of them, individually, a “Party”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Specified Lenders, the other banks and financial institutions party to the Loan Agreement as “Lenders” (collectively, the “Lenders”), ABN AMRO Capital USA LLC, as agent for the Lenders (in such capacity, the “Agent”), and ABN AMRO Capital USA LLC, as security trustee for the Lenders (the “Security Trustee”, and together with the Agent and the Lenders, collectively, the “Lender Parties”, and any one of them, individually, a “Lender Party”) are parties to that certain Loan Agreement dated as of October 9, 2014 and as amended by an Amendatory Agreement dated as of August 14, 2015 (as so amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Guarantors have guaranteed the obligations of the Borrower under the Loan Agreement; and

WHEREAS, one or more Events of Default exist under Clauses 20.1(b), (c), (d) and/or (e) of the Loan Agreement as a direct result of the matters described under the Section “Legal Contingencies” in the Borrower’s Form 10-Q filed with the United States Securities and Exchange Commission for the quarterly period ended September 30, 2015 (the “Disclosed Defaults”); and

WHEREAS, an Event of Default exists under Clause 20.1(a) of the Loan Agreement due to the Borrower’s failure to pay when due the quarterly repayment installment due January 15, 2016 pursuant to Clause 8.1(a) of the Loan Agreement (the “Payment Default” and, together with the Disclosed Defaults, the “Specified Defaults”); and

WHEREAS, as a consequence of the Specified Defaults, the Lenders may be entitled to exercise, or instruct the Agent or the Security Trustee to exercise, certain remedies under the Finance Documents, including, but not limited to, terminating the Commitments, serving notice on the Borrower stating that the Loan, together with accrued interest and all other amounts accrued or owing from the Borrower or any other Security Party under the Loan Agreement and every other Finance Document, are immediately due and payable or are due and payable upon demand and enforcing the Security Interest created by the Loan Agreement and any other Finance Document (all such available remedies arising as a direct result of any of the Specified Defaults, collectively, the “Remedies”, and any one of them, individually, a "Remedy"); and

WHEREAS, the Specified Lenders are willing to forbear from availing themselves of Remedies against the Obligors under the Finance Documents until 6:00 a.m. (New York City time) on February 2, 2016 (the “Scheduled Forbearance Termination Time”), upon the terms set forth in this Forbearance Agreement, if each of the Obligors agree to and do comply with the terms of this Forbearance Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Defined Terms. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the respective meanings given to them in the Loan Agreement.

2.     Agreement to Forbear. The Specified Lenders agree to forbear from the date hereof until the Termination Date from exercising any and all Remedies against the Obligors under the Finance Documents solely with respect to the Specified Defaults. Each of the Obligors acknowledges and agrees that, notwithstanding the foregoing: (i) except as set forth herein, nothing contained in this Forbearance Agreement shall be deemed to be a waiver or modification of any Lender Party’s rights or remedies at law, in equity or otherwise, under or in connection with the Loan Agreement or any other Finance Document, and each Lender hereby expressly reserves, and the Agent and the Security Trustee shall be deemed to have expressly reserved, all of such rights and remedies; (ii) the Lender Parties are under no duty or obligation of any kind or any nature to grant the Borrower or any other Obligor any additional period of forbearance beyond that provided by the Specified Lenders herein; (iii) without limiting the agreement to forbear set forth in the first sentence of this Section 2, any action or inaction of any Lender Party with respect to the Finance Documents (including, but not limited to, the standstill of the Agent and the Security Trustee, as directed by the Lender Parties, as set forth herein) shall not be deemed a waiver of any Specified Default or of any other Potential Event of Default or Events of Default now or hereafter existing under any of the Finance Documents, and shall not be deemed to be an extension of the Maturity Date or the required date of any other payment of the Loans pursuant to Clause 8 of the Loan Agreement or an alteration of the terms and nature thereof or a waiver of any rights or remedies that any Lender Party may have under any of (A) the Finance Documents, (B) this Forbearance Agreement or (C) any other documents, instruments or agreements executed and/or delivered in connection therewith or herewith, at law, in equity or otherwise; (iv) the Specified Lenders’ actions in entering into this Forbearance Agreement are without prejudice to any Lender Party’s right to pursue any and all remedies under the Finance Documents, pursuant to applicable law or in equity, available to any of them in their respective sole discretion upon the Termination Date; and (v) but for this Forbearance Agreement, the Lender Parties would be entitled to exercise their rights and remedies under the Finance Documents and applicable law in respect of the Specified Defaults. Each of the Specified Lenders party hereto, collectively representing at least the Majority Lenders, hereby authorize and direct the Agent and the Security Trustee to comply with the provisions of this Forbearance Agreement, including, without limitation, not to exercise Remedies with respect to the Specified Defaults prior to the occurrence of the Termination Date.

3.     Outstanding Amounts. The Obligors hereby confirm that, on the date hereof:

(a)     the outstanding aggregate principal amount of the Term Loan under the Loan Agreement is $205,375,000.00, exclusive of accrued and unpaid interest and fees thereon; and

(b)     the outstanding aggregate principal amount of the Revolving Loan under the Loan Agreement is $40,000,000.00, exclusive of accrued and unpaid fees thereon.

4.     Covenants. In consideration of the Specified Lenders’ agreement to forbear as set forth in Section 2 of this Forbearance Agreement, the Obligors agree as follows:

(a)     The Borrower shall pay to the Agent, for the account of the Lender Party concerned, all amounts payable by the Borrower pursuant to Clause 21.2 or Clause 21.3 of the Loan Agreement, including, without limitation, in connection with the negotiation, preparation and execution of this Forbearance Agreement.

(b)     During the term of this Forbearance Agreement, the Borrower shall (i) provide to the Lender Parties financial reports prepared by the Borrower in the ordinary course of the Borrower’s business as reasonably requested by the Lender Parties, and (ii) use commercially reasonable efforts to cooperate with the Lender Parties and their respective counsel to help them understand the Borrower’s current financial position and near-term financial forecast.

5.     Termination of Forbearance. Notwithstanding any other term of this Forbearance Agreement, the Specified Lenders’ obligation to forbear shall automatically cease effective immediately, without requirement of any demand, presentment, protest of any kind, all of which each of the Obligors hereby waives, upon the earliest (the “Termination Date”) to occur of (i) the Scheduled Forbearance Termination Time, (ii) the occurrence of any Event of Default (other than a Specified Default), (iii) the occurrence of any failure to comply with Section 4 of this Forbearance Agreement, which failure continues for more than 2 Business Days after written notice from the Specified Lenders or the Agent or (iv) the failure of the representations and warranties set forth in Section 6 of this Forbearance Agreement to be true and correct in any material respect as of the date made.

6.     Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Parties as of the date hereof as follows:

(a)     Such Obligor (i) is duly incorporated or formed and validly existing and in good standing under the law of its jurisdiction of incorporation or formation and (ii) is duly qualified and in good standing as a foreign company in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where, in each case, the failure to so qualify or be licensed and be in good standing could not reasonably be expected to have a Material Adverse Effect or which may affect the legality, validity, binding effect or enforceability of this Forbearance Agreement.

(b)     Such Obligor has the capacity and has taken all action, if applicable, and no consent of any person is required, for it to execute this Forbearance Agreement and to comply with its obligations hereunder. This Forbearance Agreement has been duly executed and delivered on behalf of each Obligor.

(c)     This Forbearance Agreement constitutes the legal, valid and binding obligations of each Obligor enforceable against it in accordance with their respective terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

(d)     The execution of this Forbearance Agreement by each Obligor and compliance by each Obligor herewith will not result in a contravention of (i) any law or regulation, (ii) the constitutional documents of any Obligor or (iii) any contractual or other obligation or restriction which is binding on any Obligor or any of its assets.

(e)     Other than the Specified Defaults, no Potential Event of Default or Event of Default has occurred and is continuing as of the date hereof.

7.     Reaffirmation and Grant of Security Interests; Reaffirmation of Guarantee.

(a)     Each Obligor has created Security Interests in favor of the Security Trustee, on behalf of the Lenders and the Swap Banks, on the Collateral as provided in the Finance Documents. Each Obligor hereby acknowledges that it has reviewed the terms and provisions of this Forbearance Agreement and confirms that each Finance Document to which it is a party (or is otherwise bound by) and all Collateral encumbered thereby will continue to guarantee or secure to the fullest extent possible in accordance with the Finance Documents and applicable law, the payment and performance of the Secured Liabilities.

(b)     Each Obligor acknowledges and agrees that, except as expressly set forth in this Forbearance Agreement, any of the Finance Documents to which it is a party or is otherwise bound by shall continue in full force and effect and that all of its obligations thereunder shall be legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally, and shall not be impaired or limited by the execution or effectiveness of this Forbearance Agreement.

(c)     By executing this Forbearance Agreement, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities under the provisions of each Finance Document to which it is a party remain in full force and effect, and that the execution and delivery of this Forbearance Agreement and any and all documents executed in connection herewith shall not alter, amend, reduce or modify any of its obligations or liabilities under Clause 16 of the Loan Agreement or any other provision of any Finance Documents to which it is a party.

8.     No Waivers. Other than this Forbearance Agreement, no settlement, agreement or understanding (A) entered into with respect to the Finance Documents or (B) purporting to amend, modify or qualify the Finance Documents or to waive any rights or obligations set forth therein shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until signed, or specifically agreed, pursuant to the terms and conditions of Clause 28.1 of the Loan Agreement.

9.     Effectiveness; Condition Precedent. This Forbearance Agreement shall become effective on the date on which each of the Borrower, each of the Guarantors and each of the Specified Lenders party hereto constituting the Majority Lenders shall have executed and delivered a copy hereof.

10.     Release. Each Obligor, each Obligor’s respective successors-in-title, legal representatives, and assignees and, to the extent the same is claimed by right of, through, or under any Obligor, their past, present, and future employees, agents, representatives, officers, directors, shareholders, and trustees, do hereby forever remise, release, and discharge each Lender Party, and each Lender Party’s respective successors-in-title, affiliates, subsidiaries, legal representatives, and assignees, past, present, and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys, and other professionals (collectively, the “Lender Group”), from any and all manner of action and actions, cause and causes of action, defenses, counterclaims, setoffs, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery, or relief (including subordination of claims) (collectively, “Claims”) on account of any loss, liability, obligation, demand, or cause of action of whatever nature relating to, arising out of, or in connection with the Loan Agreement or any other Finance Document, including, but not limited to, acts, omissions to act, actions, negotiations, discussions, and events resulting in the finalization and execution of this Forbearance Agreement, as, among, and between the Obligors and the Lender Parties, such Claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof, and specifically including, without any limitation, any claims of liability asserted or that could have been asserted with respect to, arising out of, or in any manner whatsoever connected directly or indirectly with any “lender liability-type” claim.

11.     No Challenge. The Obligors agree that their obligations under the Finance Documents and this Forbearance Agreement are legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with their terms, subject to any relevant insolvency laws affecting creditors’ rights generally.

12.     Miscellaneous.

(a)     The provisions of this Forbearance Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns (as and to the extent assignment is permitted in accordance with the Loan Agreement), and shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof. This Forbearance Agreement is a Finance Document. The terms of this Forbearance Agreement may not be changed, waived, discharged, or terminated orally, but only by an instrument or instruments in writing, signed by the Party sought to be bound. This Forbearance Agreement may be executed in one or more counterparts, each of which shall constitute an original. Each Party executing this Forbearance Agreement represents and warrants that it has the authority to do so and that the person signing on behalf of each Party has been authorized to do so.

(b)     Each of the Borrower and each Guarantor hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court thereof, in any action or proceeding arising out of or relating to this Forbearance Agreement, and each of the Borrower and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State Court or, to the extent permitted by law, in such Federal court.

(c)     This Forbearance Agreement shall not constitute a binding agreement unless and until it has been executed and delivered by each of the Obligors and the Specified Lenders party hereto.

(d)     Unless expressly stated herein, this Forbearance Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof, except for the Agent and the Security Trustee, who shall each be an express third party beneficiary hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Forbearance Agreement to be duly executed and delivered as of the date first above written.

EAGLE BULK SHIPPING INC., a corporation incorporated and existing under the laws of the Republic of the Marshall Islands, as Borrower

By:	/S/ Adir Katzav
Name: Adir Katzav Title: Chief Financial Officer

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AVOCET SHIPPING LLC

BITTERN SHIPPING LLC

CANARY SHIPPING LLC

CARDINAL SHIPPING LLC

CONDOR SHIPPING LLC

CRANE SHIPPING LLC

CRESTED EAGLE SHIPPING LLC

CROWNED EAGLE SHIPPING LLC

EGRET SHIPPING LLC

FALCON SHIPPING LLC

GANNET SHIPPING LLC

GOLDEN EAGLE SHIPPING LLC

GOLDENEYE SHIPPING LLC

GRENE SHIPPING LLC

HARRIER SHIPPING LLC

HAWK SHIPPING LLC

IBIS SHIPPING LLC

IMPERIAL EAGLE SHIPPING LLC

JAEGER SHIPPING LLC

JAY SHIPPING LLC

KESTREL SHIPPING LLC

KITE SHIPPING LLC

KITTIWAKE SHIPPING LLC

KINGFISHER SHIPPING LLC

MARTIN SHIPPING LLC

MERLIN SHIPPING LLC

NIGHTHAWK SHIPPING LLC

ORIOLE SHIPPING LLC

OSPREY SHIPPING LLC

OWL SHIPPING LLC

PEREGRINE SHIPPING LLC

PETREL SHIPPING LLC

PUFFIN SHIPPING LLC

REDWING SHIPPING LLC

ROADRUNNER SHIPPING LLC

SANDPIPER SHIPPING LLC

SHRIKE SHIPPING LLC

SKUA SHIPPING LLC

SPARROW SHIPPING LLC

STELLAR EAGLE SHIPPING LLC

TERN SHIPPING LLC

THRASHER SHIPPING LLC

TRUSH SHIPPING LLC

WOODSTAR SHIPPING LLC

WREN SHIPPING LLC, as Guarantors

By:	/s/ Adir Katzav
Name:	Adir Katzav
Title:	Attorney-in-Fact

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